TT INTERNATIONAL INVESTMENT MANAGEMENT


TT ACTIVE INTERNATIONAL MUTUAL FUND


ANNUAL REPORT DECEMBER 31, 2002



[TT INTERNATIONAL LOGO]

TABLE OF CONTENTS

     To Our Shareholders                                      1
     Managers' Discussion and Analysis                      2-3
     Management of the Fund and the Portfolio             23-25

     TT ACTIVE INTERNATIONAL MUTUAL FUND
     Statement of Assets and Liabilities                      4
     Statement of Operations                                  5
     Statements of Changes in Net Assets                      6
     Financial Highlights                                     7
     Notes to Financial Statements                         8-10
     Report of Independent Accountants                       11

     TT EAFE PORTFOLIO
     Schedule of Investments                              12-14
     Statement of Assets and Liabilities                     15
     Statement of Operations                                 16
     Statements of Changes in Net Assets                     17
     Notes to Financial Statements                        18-21
     Report of Independent Accountants                       22

PRESIDENT'S LETTER

     Dear Fellow Shareholder,

     I am delighted to present to you the 2002 annual report for the TT EAFE Portfolio and the TT Active International Mutual Fund.

     At December 31st, 2002 the net assets of the TT EAFE Portfolio amounted to US$98,754,620 and of the TT Active International Mutual Fund US$43,613,121. Net performance of the TT Active International Mutual Fund for the full year 2002 was -16.73% compared to -15.66% for the Morgan Stanley Capital International Europe, Australasia and Far East Index.

     In the interim report I mentioned that it had been a tough first half of the year for international equity markets. The second half of 2002 was no different. In fact the third quarter was the worst quarter for equities since 1974 and although most markets ended the year some distance from their lows of early October, downside risks, both geopolitical and economic, are now greater than they have been for some time.

     The investment climate has clearly been challenging. Volatility has reached record levels whilst markets have sunk to many year lows (18 year lows in the case of Japan). 2002 was truly the year when the bubble burst. Nonetheless, we are encouraged by recent developments at TT. While we were disappointed to end slightly behind the index, a better performance relative to the benchmark in the second half of the year meant we recovered much of the ground ceded in the first half.

     We also have been able to continue to attract talented, experienced people to our stable of investment professionals, demonstrating the attractiveness of our partnership structure. Therefore, while the coming year holds many uncertainties we are confident that the strength of TT's partnership, our distinctive and flexible approach to managing international equities and the continued support of our clients will see us emerge from the current downturn better positioned to meet the challenges ahead in international markets.

     Your confidence and support are much appreciated.

     Sincerely,

     /s/ David Burnett

     DAVID BURNETT
     President

TT Active International Mutual Fund

MANAGERS' DISCUSSION AND ANALYSIS

  FIRST QUARTER 2002             TT -0.6%        MSCI EAFE +0.6%
     At the start of the year we became increasingly optimistic about the strength of recovery, believing the market was underestimating the cyclical boost to earnings that stronger GDP growth and declining labour costs would deliver. We therefore sought to raise the risk profile of the portfolio by increasing our exposure to Asia (particularly in growth-geared markets like Korea and Taiwan) and to economically sensitive stocks (especially in the Media Sector) in Europe. Better data lifted markets from the lows made in February but were ultimately insufficient to generate new highs. Our allocation to Asia ex-Japan helped our relative return but disappointing stock selection in the Financial sector hurt performance. The most notable feature of Q1 though was the rebound in Japan's stockmarket (the benchmark Nikkei 225 rallied over 25% from its lows) thanks to concerted public fund buying, tighter restrictions on short-selling and better US data. Our weight in Japan was considerably less than the index for most of Q1, and this was the main cause of our under-performance

  SECOND QUARTER 2002            TT -3.7%        MSCI EAFE -1.9%
     Markets were very mixed during Q2 with a reasonable performance up to May giving way to sharply weaker numbers in June. Having raised our exposure to Japan in May on a short-term recovery trade we scaled back in June and moved into more defensive stocks in Europe (and raised cash) as it became clear that markets were not responding to the rebound in economic activity and corporate profitability in the US. Following a strong run we also reduced our holdings in Korea and Taiwan, particularly High-Tech companies which are highly sensitive to any signs of a slowdown in US consumer demand. Our defensive stance in Europe led to better performance in this part of the portfolio and cash, held in euros to hedge a falling trade-weighted dollar, also helped our relative return. Japan underperformed again while Discretionary Consumer stocks were costly because fears of a renewed downturn in the global advertising market hurt our Media Holdings.

  THIRD QUARTER 2002            TT -17.7%       MSCI EAFE -19.7%
     Many of the world's stockmarkets had their worst quarter since 1974 in Q3 on renewed fears of a double-dip recession, compounded by forced selling by Europe's embattled insurers and an increasingly likely war with Iraq. Given these mounting uncertainties and pronounced volatility we continued to scale back the more demand-sensitive positions in Japan and Asia, maintained our defensive bias in Europe (focusing on earnings visibility and dividend yield) and raised cash further, to nearly 20% of the portfolio by the end of Q3. Being underweight Japan and Asia for much of the quarter cost in relative terms because markets in the Far East performed significantly better than those in Europe, where the bulk of the portfolio was invested. Nonetheless, a combination of strong stock selection in Europe (particularly in Information Technology, Financials and Utilities) and holding high cash levels in falling markets resulted in better overall performance in Q3 relative to the benchmark.

  FOURTH QUARTER 2002            TT +5.7%        MSCI EAFE +6.5%
     Despite weaker economic data, markets rallied strongly from the lows reached early in October, lifted by expectations of renewed interest rate cuts and a generally supportive corporate earnings season. However, equities fell back in December in the face of increasing geopolitical risks (North Korea on top of Iraq) and mounting economic uncertainties. Given the greater risks we maintained a broadly defensive stance (with core holdings in domestic Retail Banks, Oils and Pharmaceuticals) but added a little beta through Technology and Telecom stocks to take advantage of the rebound. Europe was responsible for Q4's positive absolute return, although disappointing stock selection (particularly in Telecoms) meant the portfolio underperformed the index. Japan's stockmarket underperformed dramatically in Q4 and our underweight position (essentially reflecting economic reality and our view that the equity market is in long-term secular decline) was significantly positive in allocation terms. Escalating tensions in North Korea hurt our positions in the neighbouring South toward the end of December, offsetting gains made earlier in the quarter.

[CHART]

      GROWTH OF A $10,000 INVESTMENT IN TT ACTIVE INTERNATIONAL MUTUAL FUND
                  INSTITUTIONAL CLASS, AND THE MSCI EAFE INDEX

               TT ACTIVE INTERNATIONAL MUTUAL
                     FUND INSTITUTIONAL CLASS               MSCI EAFE INDEX
10/2/2000                            $ 10,000                      $ 10,000
10/31/2000                           $  9,660                      $  9,766
11/30/2000                           $  9,030                      $  9,402
12/31/2000                           $  9,485                      $  9,738
1/31/2001                            $  9,495                      $  9,733
2/28/2001                            $  8,454                      $  9,004
3/31/2001                            $  7,874                      $  8,408
4/30/2001                            $  8,294                      $  8,998
5/31/2001                            $  7,834                      $  8,688
6/30/2001                            $  7,754                      $  8,336
7/31/2001                            $  7,594                      $  8,185
8/31/2001                            $  7,423                      $  7,979
9/30/2001                            $  6,573                      $  7,173
10/31/2001                           $  6,563                      $  7,356
11/30/2001                           $  6,653                      $  7,628
12/31/2001                           $  6,743                      $  7,673
1/31/2002                            $  6,463                      $  7,266
2/28/2002                            $  6,443                      $  7,317
3/31/2002                            $  6,703                      $  7,717
4/30/2002                            $  6,673                      $  7,773
5/31/2002                            $  6,703                      $  7,878
6/30/2002                            $  6,453                      $  7,567
7/31/2002                            $  5,913                      $  6,821
8/31/2002                            $  5,883                      $  6,807
9/30/2002                            $  5,314                      $  6,078
10/31/2002                           $  5,685                      $  6,405
11/30/2002                           $  5,826                      $  6,696
12/31/2002                           $  5,615                      $  6,472

                           AVERAGE ANNUAL TOTAL RETURN

                                                                   VALUE OF $10,000 INVESTMENT
                                       ONE YEAR    SINCE INCEPTION        AS OF 12/31/02
----------------------------------------------------------------------------------------------
TT Active International Mutual Fund      (16.73)%      (22.63)%              $  5,615
MSCI EAFE                                (15.66)%      (17.59)%              $  6,472

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

TT INTERNATIONAL INVESTMENT MANAGEMENT
February 2003

TT Active International Mutual Fund

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                                                              US$
     -------------------------------------------------------------------------------------------
     ASSETS:
     Investment in TT EAFE Portfolio ("Portfolio"), at value                          44,533,299
     -------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                     44,533,299
     -------------------------------------------------------------------------------------------

     LIABILITIES:
     Payable for Fund shares redeemed                                                    556,366
     Distribution payable                                                                322,929
     Trustee fee payable                                                                   3,439
     Payable for investment advisory fees                                                 11,173
     Accrued expenses and other liabilities                                               26,271
     -------------------------------------------------------------------------------------------
     Total liabilities                                                                   920,178
     -------------------------------------------------------------------------------------------
     NET ASSETS                                                                       43,613,121
     -------------------------------------------------------------------------------------------

     NET ASSETS CONSIST OF:
     Paid in capital                                                                  75,797,577
     Undistributed net investment income                                                  87,319
     Accumulated net realized loss on investments                                    (30,831,464)
     Net unrealized depreciation                                                      (1,440,311)
     -------------------------------------------------------------------------------------------
     NET ASSETS                                                                       43,613,121
     -------------------------------------------------------------------------------------------
     Shares of beneficial interest outstanding (unlimited shares authorized; no par
       value) - Institutional Class                                                    7,977,459
     -------------------------------------------------------------------------------------------
     Net asset value per share (offering and redemption price) - Institutional Class        5.47
     -------------------------------------------------------------------------------------------

                      SEE NOTES TO THE FINANCIAL STATEMENTS

TT Active International Mutual Fund

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

                                                                                             US$
     -------------------------------------------------------------------------------------------
     INVESTMENT INCOME:
     Interest*                                                                            61,158
     Dividends*^                                                                       1,059,075
     Expenses*                                                                          (428,944)
     -------------------------------------------------------------------------------------------
     Total income                                                                        691,289
     -------------------------------------------------------------------------------------------

     EXPENSES:
     Investment advisory fees                                                            151,004
     Administration fees                                                                  28,915
     Transfer agent fees                                                                  21,595
     Blue sky expense                                                                     20,373
     Custodian fees                                                                       19,807
     Trustees' fees and expenses                                                          15,387
     Audit services                                                                        9,287
     Printing and postage expense                                                          1,441
     Other expenses                                                                          194
     -------------------------------------------------------------------------------------------
     Total expenses                                                                      268,003
     Less expense waiver and/or reimbursement                                           (192,315)
     -------------------------------------------------------------------------------------------
     Net expenses                                                                         75,688
     -------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                               615,601
     -------------------------------------------------------------------------------------------

     REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain/(loss) on:
     Investments*                                                                     (8,092,751)
     Foreign currency transactions and forward foreign currency exchange contracts*      789,828
     -------------------------------------------------------------------------------------------
                                                                                      (7,302,923)
     -------------------------------------------------------------------------------------------

     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments*                                                                     (2,438,032)
     Foreign currency transactions and forward foreign currency exchange contracts*     (288,174)
     -------------------------------------------------------------------------------------------
                                                                                      (2,726,206)
     -------------------------------------------------------------------------------------------
     NET LOSS ON INVESTMENTS                                                         (10,029,129)
     -------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (9,413,528)
     -------------------------------------------------------------------------------------------
     ^Net of foreign taxes withheld                                                      137,171
     -------------------------------------------------------------------------------------------

     * Allocated from TT EAFE Portfolio

                      SEE NOTES TO THE FINANCIAL STATEMENTS

TT Active International Mutual Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED          YEAR ENDED
                                                                  DECEMBER 31,        DECEMBER 31,
                                                                          2002                2001
                                                                           US$                 US$
     ---------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income                                             615,601             205,421
     Net realized loss on investments                               (7,302,923)        (23,866,376)
     Net change in net unrealized depreciation                      (2,726,206)           (418,766)
     ---------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations           (9,413,528)        (24,079,721)
     ---------------------------------------------------------------------------------------------

     DIVIDENDS TO SHAREHOLDERS:
     Net Investment Income                                          (1,113,680)                  -
     ---------------------------------------------------------------------------------------------
     Total dividends                                                (1,113,680)                  -
     ---------------------------------------------------------------------------------------------

     FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold                                   2,325,867          45,022,996
     Shares issued on reinvestment of dividends                        777,490                   -
     Cost of shares redeemed                                        (4,202,343)        (28,618,166)
     ---------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                          (1,098,986)         16,404,830
     ---------------------------------------------------------------------------------------------
     Total decrease in net assets                                  (11,626,194)         (7,674,891)
     ---------------------------------------------------------------------------------------------

     NET ASSETS:
     Beginning of year                                              55,239,315          62,914,206
     ---------------------------------------------------------------------------------------------
     End of year*                                                   43,613,121          55,239,315
     ---------------------------------------------------------------------------------------------
     * Including undistributed (distributions in excess of) net
       investment income of                                             87,319            (222,076)
     ---------------------------------------------------------------------------------------------

     CHANGES IN SHARES OUTSTANDING - INSTITUTIONAL CLASS:
     Beginning shares outstanding                                    8,197,075           6,612,228
     Shares sold                                                       376,648           5,861,854
     Shares issued on reinvestment of dividends                        143,504                   -
     Shares redeemed                                                  (739,768)         (4,277,007)
     ---------------------------------------------------------------------------------------------
                                                                     7,977,459           8,197,075
     ---------------------------------------------------------------------------------------------

                      SEE NOTES TO THE FINANCIAL STATEMENTS

TT Active International Mutual Fund
Institutional Class
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                                   PERIOD FROM
                                                                                               OCTOBER 2, 2000
                                                                                                 (COMMENCEMENT
                                                                                                OF OPERATIONS)
                                                                    YEAR ENDED     YEAR ENDED         THROUGH
                                                                  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                                          2002           2001             2000
                                                                           US$            US$              US$
     ---------------------------------------------------------------------------------------------------------
     NET ASSET VALUE - BEGINNING OF PERIOD                           $    6.74      $    9.51        $   10.00
     ---------------------------------------------------------------------------------------------------------
     Net investment income(1)                                             0.08           0.02             0.03
     Net realized and unrealized depreciation                            (1.21)         (2.79)           (0.52)(2)
     ---------------------------------------------------------------------------------------------------------
     Total from investment operations                                    (1.13)         (2.77)           (0.49)
     ---------------------------------------------------------------------------------------------------------
     Dividends from net investment income                                (0.14)             -            (0.00)**
     ---------------------------------------------------------------------------------------------------------
     Total distributions                                                 (0.14)             -            (0.00)
     ---------------------------------------------------------------------------------------------------------
     NET ASSET VALUE - END OF PERIOD                                 $    5.47      $    6.74        $    9.51
     ---------------------------------------------------------------------------------------------------------
     TOTAL RETURN+                                                      (16.73)%       (29.13)%          (4.85)%^
     ---------------------------------------------------------------------------------------------------------

     RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)                           $  43,613      $  55,239        $  62,914
     Gross Expenses (to average daily net assets)                         1.39%          1.65%            5.36%*
     Net Expenses (to average daily net assets)                           1.00%          1.07%            1.20%*
     Net Investment Income (to average daily net assets)                  1.22%          0.30%            1.31%*

     For the period from June 1, 2001 to October 31, 2003, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class Shares.

     For the period from October 2, 2000 (commencement of operations) through May 31, 2001, TTI agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.20% of the Fund's daily net assets.

     If this action had not been taken, the investment income (loss) per share and ratios would have been:

     Net investment income (loss) (to average daily net assets)           0.84%         (0.28)%          (2.85)%*
     Net investment income (loss) per share                          $    0.05      $   (0.02)       $   (0.07)

     (1) Computed using average shares outstanding for the period.
     (2) The amount shown per share does not correspond with the aggregate net realized and unrealized gain (loss) for the period ended due to the timing of sales of Fund shares in relation to fluctuating market values of the Fund's investments.
     +   Total return would have been lower in the absence of expense waivers.
     ^   Not annualized.
     *   Annualized.
     **  Distribution rounds to less than $.01 per share.

                      SEE NOTES TO THE FINANCIAL STATEMENTS

TT Active International Mutual Fund

NOTES TO THE FINANCIAL STATEMENTS

  A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     TT Active International Mutual Fund (the "Fund") is a series of TT International U.S.A. Feeder Trust (the "Feeder Trust"). The Feeder Trust is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Feeder Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of May 26, 2000. The Fund changed its name from TT EAFE Mutual Fund on September 1, 2002.

     The Fund commenced operations on October 2, 2000, offering a single class of Shares. The Fund's initial investment of $100,000 was made on September 26, 2000. On September 1, 2002, the Fund established three additional classes of Shares known as Class 1 Shares, Class 2 Shares and Class 3 Shares. All Shares outstanding on August 31, 2002 were designated as Institutional Class Shares. The Fund is currently accepting purchase orders for Institutional Class Shares and Class 1 Shares. The Fund did not receive purchase orders for Class 1 Shares, and Class 1 Shares did not commence operations, as of December 31, 2002. The Fund is not currently accepting purchase orders for Class 2 Shares or Class 3 Shares.

     The Fund seeks to achieve its investment objective by investing all its assets in TT EAFE Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). TT International Investment Management ("TTI") is the Portfolio's investment manager.

     The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1. SECURITY VALUATION

        The Fund invests all of its assets in the Portfolio, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (45.1% at December 31, 2002). The method by which the Portfolio values its securities is discussed in Note 1 of the Portfolio's Notes to the financial statements, which are included elsewhere in this report.

     2. SECURITIES TRANSACTIONS AND INCOME RECOGNITION

        The Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Portfolio.

     3. FEDERAL INCOME TAXES

        The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund intends to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the U.S. Internal Revenue Code of 1986, as amended, and to distribute annually all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 2002.

        At December 31, 2002, the fund has elected to defer to January 1, 2003 post-October capital losses of $704,684.

        At December 31, 2002, the Fund had capital loss carryforwards available to offset future capital gains, if any, of the following amounts:

        YEAR OF EXPIRATION                               AMOUNT
        -------------------------------------------------------
        2008                                       $        444
        2009                                         19,983,316
        2010                                          9,657,301

     4. DISTRIBUTIONS TO SHAREHOLDERS

        Distributions to shareholders from net investment income are declared and distributed annually. The Fund's distributions from short-term and long-term capital gains, if any, after reduction of capital losses, will be declared and distributed annually, generally in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares.

        Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Funds.

        Income and capital gain distributions are determined in accordance with U.S. income tax regulations which may differ from generally accepted accounting principles. These temporary and permanent differences are primarily due to losses on wash sale transactions, capital loss carryforwards, post-October loss deferrals, foreign currency gains and losses, passive foreign investment company transactions, and foreign taxes.

        The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of December 31, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

                                                   ACCUMULATED NET REALIZED
        UNDISTRIBUTED NET INVESTMENT INCOME         GAIN(LOSS) ON INVESTMENTS      PAID IN CAPITAL
        ------------------------------------------------------------------------------------------
        $807,474                                                  $  (700,028)         $  (107,446)

        The tax basis components of distributable earnings were as follows:

        Undistributed ordinary income                                                  $   126,440

        See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

     5. EXPENSES

        For its services under a Management Agreement with respect to the Fund, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to the lesser of (i) 0.80% of the Fund's average daily net assets for the Fund's then-current fiscal year or (ii) the difference between 0.80% of the Fund's average daily net assets for the Fund's then-current fiscal year and the aggregate investment management fees allocated to the Fund for the Fund's then-current fiscal year from the Portfolio.

        For its services under a Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

        TTI may reimburse the Fund or the Portfolio or waive all or a portion of its management fees. For the period from June 1, 2001 until October 31, 2003, TTI has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares, 1.25% of its average daily net assets for Class 1 shares, 1.75% of its average daily net assets for Class 2 shares and 2.00% of its average daily net assets for Class 3 shares.

        For the period from October 2, 2000 (commencement of operations) through May 31, 2001, TTI agreed not to impose its management fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.20% of the Fund's daily net assets.

     6. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

        Quasar Distributors, LLC (the "Distributor") serves as the Fund's distributor.

        The Fund has adopted Rule 12b-1 service plans for its Class 1, Class 2 and Class 3 shares. Under each service plan, the Fund pays the following distribution and/or service fees at an annual rate of the average daily net assets of the Fund attributable to the applicable class:

                                            CLASS 1        CLASS 2       CLASS 3
                                            SHARES         SHARES        SHARES
        -----------------------------------------------------------------------
        Distribution and/or Service Fees       0.25%         0.75%         1.00%

        Such fees may be used to make payments to the Distributor for distribution services, to third party providers in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, third party providers and others for providing shareholder service or the maintenance of shareholder accounts.

        In addition to amounts payable under the Management Agreement and the rule 12b-1 service plans between the Feeder Trust and TTI, the Fund is responsible for its own expenses including, among other things, the costs of securities transactions, the compensation of the Board of Trustees (the "Trustees") that are not affiliated with TTI or the Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

TT Active International Mutual Fund

REPORT OF INDEPENDENT ACCOUNTANTS


     To the Trustees of TT International U.S.A. Feeder Trust (the Trust) and the Shareholders of TT Active International Mutual Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT Active International Mutual Fund (one of the portfolios constituting TT International U.S.A. Feeder Trust, hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     PRICEWATERHOUSECOOPERS LLP
     Boston, Massachusetts
     February 14, 2003

TT EAFE Portfolio

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                                      VALUE (NOTE 1)
     COMMON STOCKS - 88.84%                                 SHARES               US$
     -------------------------------------------------------------------------------
     AUSTRALIA - 1.57%
     MEDIA - 1.01%
     News Corporation Ltd                                  154,778           999,572
     -------------------------------------------------------------------------------
     METALS & MINING - 0.56%
     Alumina Ltd                                           108,566           299,262
     WMC Resources Ltd#                                    108,566           257,736
     -------------------------------------------------------------------------------
                                                                             556,998
     -------------------------------------------------------------------------------
     TOTAL AUSTRALIA                                                       1,556,570
     -------------------------------------------------------------------------------

     BELGIUM - 0.54%
     DIVERSIFIED FINANCIALS - 0.54%
     Groupe Bruxelles Lambert SA                            13,072           534,774
     -------------------------------------------------------------------------------
     TOTAL BELGIUM                                                           534,774
     -------------------------------------------------------------------------------

     FINLAND - 4.49%
     DIVERSIFIED TELECOMMUNICATIONS - 3.42%
     Nokia Oyj                                             212,487         3,375,951
     -------------------------------------------------------------------------------
     FOREST PRODUCTS & PAPER - 1.07%
     UPM - Kymmene Oyj                                      32,755         1,051,118
     -------------------------------------------------------------------------------
     TOTAL FINLAND                                                         4,427,069
     -------------------------------------------------------------------------------

     FRANCE - 10.42%
     AUTOMOBILES - 1.72%
     PSA Peugeot Citroen                                    41,631         1,696,567
     -------------------------------------------------------------------------------
     BANKS - 0.93%
     BNP Paribas SA                                         10,516           428,223
     Credit Agricole SA                                     32,683           492,869
     -------------------------------------------------------------------------------
                                                                             921,092
     -------------------------------------------------------------------------------
     BUILDING MATERIALS - 1.34%
     Lafarge SA                                             17,545         1,321,082
     -------------------------------------------------------------------------------
     CONSTRUCTION & ENGINEERING - 0.99%
     Bouygues SA                                            35,174           981,931
     -------------------------------------------------------------------------------
     MEDIA - 0.50%
     Television Francaise                                   18,385           490,878
     -------------------------------------------------------------------------------
     OIL & GAS - 2.56%
     TotalFinaElf SA                                        17,714         2,528,289
     -------------------------------------------------------------------------------
     PHARMACEUTICALS - 1.99%
     Aventis SA                                             36,191         1,965,993
     -------------------------------------------------------------------------------
     RETAILERS - 0.39%
     Pinault-Printemps-Redoute SA                            5,219           383,670
     -------------------------------------------------------------------------------
     TOTAL FRANCE                                                         10,289,502
     -------------------------------------------------------------------------------

     GERMANY - 1.99%
     AIRLINES - 0.86%
     Deutsche Lufthansa - Registered#                       92,300           849,861
     -------------------------------------------------------------------------------
     AUTOMOBILES - 1.13%
     Bayerische Motoren Werke AG                            36,661         1,111,873
     -------------------------------------------------------------------------------
     TOTAL GERMANY                                                         1,961,734
     -------------------------------------------------------------------------------

     ITALY - 5.98%
     DIVERSIFIED TELECOMMUNICATIONS - 1.93%
     Telecom Italia Spa                                    251,419         1,906,284
     -------------------------------------------------------------------------------
     OIL & GAS - 4.05%
     ENI Spa                                               251,817         4,000,818
     -------------------------------------------------------------------------------
     TOTAL ITALY                                                           5,907,102
     -------------------------------------------------------------------------------

     JAPAN - 11.52%
     AUTOMOBILES - 1.16%
     Honda Motor Co Ltd                                     31,000         1,146,213
     -------------------------------------------------------------------------------
     COMMERCIAL SERVICES & SUPPLIES - 0.54%
     Dai Nippon Printing Co Ltd                             48,000           530,818
     -------------------------------------------------------------------------------
     DIVERSIFIED TELECOMMUNICATIONS - 1.73%
     KDDI Corporation                                          341         1,105,744
     NTT Corporation                                           167           606,224
     -------------------------------------------------------------------------------
                                                                           1,711,968
     -------------------------------------------------------------------------------
     MACHINERY - 0.53%
     FANUC Ltd                                              11,900           526,194
     -------------------------------------------------------------------------------

                                                                      VALUE (NOTE 1)
     COMMON STOCKS (CONTINUED)                              SHARES               US$
     -------------------------------------------------------------------------------
     JAPAN (continued)
     OFFICE ELECTRONICS - 0.88%
     Canon Inc                                              23,000           865,913
     -------------------------------------------------------------------------------
     PHARMACEUTICALS - 2.04%
     Takeda Chemical Industries Ltd                         48,300         2,017,757
     -------------------------------------------------------------------------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.65%
     Murata Mfg. Company Ltd                                31,000         1,214,100
     Rohm Company Ltd                                        5,400           687,223
     Tokyo Electron Ltd                                     15,900           719,136
     -------------------------------------------------------------------------------
                                                                           2,620,459
     -------------------------------------------------------------------------------
     TRADING COMPANIES & DISTRIBUTORS - 0.95%
     Mitsubishi Corporation                                 80,000           488,504
     Mitsui & Co Ltd                                        96,000           447,936
     -------------------------------------------------------------------------------
                                                                             936,440
     -------------------------------------------------------------------------------
     WIRELESS TELECOMMUNICATION SERVICES - 1.04%
     NTT DoCoMo Inc                                            554         1,021,865
     -------------------------------------------------------------------------------
     TOTAL JAPAN                                                          11,377,627
     -------------------------------------------------------------------------------

     NETHERLANDS - 6.46%
     FOOD PRODUCTS - 2.78%
     Unilever NV- CVA                                       44,733         2,746,673
     -------------------------------------------------------------------------------
     OIL & GAS - 3.68%
     Royal Dutch Petroleum Co                               82,666         3,636,725
     -------------------------------------------------------------------------------
     TOTAL NETHERLANDS                                                     6,383,398
     -------------------------------------------------------------------------------

     SINGAPORE - 0.40%
     DIVERSIFIED FINANCIALS - 0.40%
     Keppel Corporation Ltd                                187,000           398,871
     -------------------------------------------------------------------------------
     TOTAL SINGAPORE                                                         398,871
     -------------------------------------------------------------------------------

     SOUTH KOREA - 3.48%
     AUTOMOBILES - 0.22%
     Hyundai Motor Company Ltd                               9,170           214,551
     -------------------------------------------------------------------------------
     BANKS - 0.80%
     Kookmin Bank                                           22,169           785,042
     -------------------------------------------------------------------------------
     CHEMICALS - 0.32%
     LG Chemical Ltd                                         9,166           313,764
     -------------------------------------------------------------------------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.61%
     Samsung Electronics                                     6,020         1,593,761
     -------------------------------------------------------------------------------
     METALS - 0.40%
     Pohang Iron & Steel Co Ltd                              3,990           396,965
     -------------------------------------------------------------------------------
     MULTILINE RETAIL - 0.13%
     Shinsegae Co Ltd                                        1,040           131,091
     -------------------------------------------------------------------------------
     TOTAL SOUTH KOREA                                                     3,435,174
     -------------------------------------------------------------------------------

     SWITZERLAND - 4.94%
     BANKS - 3.06%
     Credit Suisse Group#                                   22,776           494,021
     UBS AG - Registered#                                   52,005         2,526,741
     -------------------------------------------------------------------------------
                                                                           3,020,762
     -------------------------------------------------------------------------------
     INSURANCE - 1.14%
     Zurich Financial Services AG                           12,080         1,126,686
     -------------------------------------------------------------------------------
     PHARMACEUTICALS - 0.74%
     Roche Holding AG                                       10,445           727,624
     -------------------------------------------------------------------------------
     TOTAL SWITZERLAND                                                     4,875,072
     -------------------------------------------------------------------------------

     TAIWAN - 0.44%
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.44%
     Taiwan Semiconductor#                                 352,000           432,749
     -------------------------------------------------------------------------------
     TOTAL TAIWAN                                                            432,749
     -------------------------------------------------------------------------------

     UNITED KINGDOM - 36.61%
     BANKS - 12.03%
     HBOS PLC                                              444,164         4,682,777
     HSBC Holdings PLC                                     407,803         4,506,182
     Lloyds TSB Group PLC                                  135,925           975,778
     Standard Chartered PLC                                151,298         1,719,320
     -------------------------------------------------------------------------------
                                                                          11,884,057
     -------------------------------------------------------------------------------

                                                                      VALUE (NOTE 1)
     COMMON STOCKS(CONTINUED)                               SHARES               US$
     -------------------------------------------------------------------------------
     UNITED KINGDOM (continued)
     BEVERAGES, FOOD & TOBACCO - 4.94%
     British American Tobacco PLC                          258,085         2,577,650
     Diageo PLC                                            132,487         1,439,445
     South African Breweries PLC                           120,425           855,788
     -------------------------------------------------------------------------------
                                                                           4,872,883
     -------------------------------------------------------------------------------
     CONSTRUCTION & ENGINEERING - 1.42%
     BAA PLC                                               173,006         1,403,494
     -------------------------------------------------------------------------------
     DIVERSIFIED TELECOMMUNICATIONS - 3.01%
     Vodafone Group PLC                                  1,632,004         2,974,980
     -------------------------------------------------------------------------------
     ELECTRIC UTILITIES - 3.20%
     National Grid Transco PLC                             227,661         1,672,830
     Scottish Power PLC                                    255,198         1,489,029
     -------------------------------------------------------------------------------
                                                                           3,161,859
     -------------------------------------------------------------------------------
     FOOD & DRUG RETAILING - 1.85%
     Tesco PLC                                             585,686         1,828,863
     -------------------------------------------------------------------------------
     HOTELS RESTAURANTS & LEISURE - 1.17%
     Granada Compass PLC                                   897,668         1,152,336
     -------------------------------------------------------------------------------
     INSURANCE - 1.07%
     Royal & Sun Alliance
     Insurance Group PLC                                   542,919         1,055,217
     -------------------------------------------------------------------------------
     PHARMACEUTICALS - 6.35%
     AstraZeneca PLC                                        64,097         2,290,397
     GlaxoSmithKline PLC                                   207,275         3,976,882
     -------------------------------------------------------------------------------
                                                                           6,267,279
     -------------------------------------------------------------------------------
     RETAILERS - 1.57%
     Marks & Spencer Group PLC                             306,229         1,552,673
     -------------------------------------------------------------------------------
     TOTAL UNITED KINGDOM                                                 36,153,641
     -------------------------------------------------------------------------------
     TOTAL COMMON STOCKS
     (cost $92,229,421)                                                   87,733,283
     -------------------------------------------------------------------------------

     TOTAL INVESTMENTS - 88.84%
     (COST $92,229,421)                                                   87,733,283
     OTHER ASSETS
     IN EXCESS OF LIABILITIES - 11.16%                                    11,021,337
     -------------------------------------------------------------------------------
     TOTAL NET ASSETS 100.00%                                             98,754,620
     -------------------------------------------------------------------------------

     #    Non-income producing security.
     GDR  Global Depository Receipt.

TT EAFE Portfolio

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                                                  US$
     --------------------------------------------------------------------------------
     ASSETS:
     Investments, at value*                                                87,733,283
     Cash at interest                                                       7,795,950
     Foreign currency**                                                     1,769,147
     Receivable for open forward foreign currency exchange contracts           66,098
     Receivable for investments sold                                        1,483,958
     Dividends and interest receivable                                        102,743
     Recoverable foreign taxes                                                202,786
     Prepaid expenses                                                          20,993
     --------------------------------------------------------------------------------
     Total assets                                                          99,174,958
     --------------------------------------------------------------------------------

     LIABILITIES:
     Payable for investments purchased                                        294,291
     Payable for investment advisory fees                                      43,348
     Accrued expenses and other liabilities                                    82,699
     --------------------------------------------------------------------------------
     Total liabilities                                                        420,338
     --------------------------------------------------------------------------------
     NET ASSETS                                                            98,754,620
     --------------------------------------------------------------------------------
     * Cost of Investments                                                 92,229,421
     --------------------------------------------------------------------------------
     ** Cost of Foreign Currency                                            1,748,211
     --------------------------------------------------------------------------------

                      SEE NOTES TO THE FINANCIAL STATEMENTS

TT EAFE Portfolio

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

                                                                                             US$
     -------------------------------------------------------------------------------------------
     INVESTMENT INCOME:
     Interest income                                                                     140,487
     Dividend income*                                                                  2,470,312
     -------------------------------------------------------------------------------------------
     Total income                                                                      2,610,799
     -------------------------------------------------------------------------------------------

     EXPENSES:
     Investment advisory fee                                                             584,268
     Accounting and custody fees                                                         260,635
     Administration fees                                                                  74,629
     Insurance fees                                                                       26,286
     Audit fees                                                                           23,670
     Trustees' fees and expenses                                                          14,093
     Legal services                                                                        6,494
     Printing and postage expense                                                          3,710
     -------------------------------------------------------------------------------------------
     Total expenses                                                                      993,785
     -------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                             1,617,014
     -------------------------------------------------------------------------------------------

     REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain/(loss) on:
     Investment security transactions                                                (17,998,248)
     Foreign currency transactions and forward foreign currency exchange contracts     1,804,589
     -------------------------------------------------------------------------------------------
                                                                                     (16,193,659)
     -------------------------------------------------------------------------------------------
     Net change in unrealized appreciation/(depreciation) on:
     Investment securities                                                            (5,987,144)
     Foreign currency transactions and forward foreign currency exchange contracts      (671,807)
     -------------------------------------------------------------------------------------------
                                                                                      (6,658,951)
     -------------------------------------------------------------------------------------------
     NET LOSS ON INVESTMENTS                                                         (22,852,610)
     -------------------------------------------------------------------------------------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            (21,235,596)
     -------------------------------------------------------------------------------------------
     * Net of foreign taxes withheld                                                     321,318
     -------------------------------------------------------------------------------------------

             SEE NOTES TO THE FINANCIAL STATEMENTS

TT EAFE Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                       US$                 US$
     ---------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income                                                       1,617,014             744,006
     Net realized loss                                                         (16,193,659)        (53,009,822)
     Net change in unrealized appreciation/(depreciation)                       (6,658,951)            194,662
     ---------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations                      (21,235,596)        (52,071,154)
     ---------------------------------------------------------------------------------------------------------

     CAPITAL TRANSACTIONS
     Contributions                                                             168,468,799          75,702,552
     Withdrawals                                                              (172,438,004)        (61,122,828)
     ---------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from capital transactions            (3,969,205)         14,579,724
     ---------------------------------------------------------------------------------------------------------
     Total decrease in net assets                                              (25,204,801)        (37,491,430)
     ---------------------------------------------------------------------------------------------------------
     NET ASSETS:
     Beginning of year                                                         123,959,421         161,450,851
     ---------------------------------------------------------------------------------------------------------
     End of year                                                                98,754,620         123,959,421
     ---------------------------------------------------------------------------------------------------------

                      SEE NOTES TO THE FINANCIAL STATEMENTS

TT EAFE Portfolio

NOTES TO THE FINANCIAL STATEMENTS

  A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the Investment Company Act of 1940, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. LKCM International Fund held 54.9% and the TT Active International Mutual Fund held 45.1% of the Portfolio as of December 31, 2002.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1. SECURITY VALUATION

        The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees.

     2. SECURITY TRANSACTIONS AND INCOME RECOGNITION

        Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.

     3. FEDERAL INCOME TAXES

        The Portfolio intends to qualify as a partnership for U.S. federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

        It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

     4. FOREIGN SECURITIES

        Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

        Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

     5. FOREIGN CURRENCY TRANSLATION

        For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

        At December 31, 2002, the Portfolio had the following open forward foreign cross currency exchange contract outstanding:

        SETTLEMENT                                                                     NET UNREALIZED
        DATE                DELIVER/UNITS OF CURRENCY     RECEIVE/IN EXCHANGE FOR        APPRECIATION
        ---------------------------------------------------------------------------------------------
        1/16/03      British Pound Sterling 3,880,000              Euro 6,015,504          $   66,098

     6. FUTURES CONTRACTS

        The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

        As of and for the year ended December 31, 2002, there were no open long futures contracts outstanding.

     7. OPTIONS CONTRACTS

        A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

        Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

        The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

        The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

        As of December 31, 2002, there were no open options contracts outstanding.

  B. INVESTMENT ADVISORY AGREEMENT

     Pursuant to the Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. For its services under the Management Agreement with respect to the Portfolio, TTI is entitled to receive fees, which are computed daily and paid monthly, at an annual rate equal to 0.50% of the Portfolio's average net assets.

  C. SECURITY TRANSACTIONS

     Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2002, were as follows:

     COST OF PURCHASES                PROCEEDS FROM SALES
     US$                                              US$
     ----------------------------------------------------
     243,099,814                              241,297,657

     At December 31, 2002, the Portfolio's aggregate unrealized appreciation and depreciation on Investments based on cost for U.S. federal income tax purposes were as follows:

                         UNREALIZED              UNREALIZED           NET UNREALIZED
     TAX COST          APPRECIATION            DEPRECIATION             DEPRECIATION
     US$                        US$                     US$                      US$
     -------------------------------------------------------------------------------
     93,312,071             647,980              (6,226,768)              (5,578,788)

  D. FINANCIAL HIGHLIGHTS

     The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                                   YEAR                   YEAR               FOR THE
                                                  ENDED                  ENDED          PERIOD ENDED
                                      DECEMBER 31, 2002      DECEMBER 31, 2001    DECEMBER 31, 2000*
     -----------------------------------------------------------------------------------------------
     Ratio of expenses                             0.85%                  0.85%                 0.92%+
     Ratio of net investment income                1.38%                  0.51%                 0.39%+
     Portfolio Turnover                             231%                   255%                   37%
     Total Return                                (18.51)%               (28.80)%               (4.54)%

     * For the period October 2, 2000 (commencement of operations) through December 31, 2000.
     +   Annualized.

TT EAFE Portfolio

REPORT OF INDEPENDENT ACCOUNTANTS

     To the Trustees of TT International U.S.A. Master Trust (the Trust) and the Shareholders of TT EAFE Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT EAFE Portfolio (one of the portfolios constituting TT International U.S.A. Master Trust, hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PRICEWATERHOUSECOOPERS LLP
     Boston, Massachusetts
     February 14, 2003

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED)

     The management and affairs of the Fund are supervised by the Trustees of the Feeder Trust under the laws of the Commonwealth of Massachusetts. The management and affairs of the Portfolio are supervised by the Trustees of the Portfolio Trust under the laws of the Commonwealth of Massachusetts.

     The Trustees and officers of the Feeder Trust and the Portfolio Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period) and other directorships they hold, and the number of investment companies managed by TT International that they oversee are set forth below. Unless otherwise indicated below, the address of each Trustee and officer is 200 Clarendon Street, Boston, Massachusetts 02116. Each Trustee and officer holds office for the lifetime of the Trusts unless that individual resigns, retires or is otherwise removed or replaced.

     TRUSTEES OF THE FEEDER TRUST AND THE PORTFOLIO TRUST

     NON-INTERESTED TRUSTEES(1)

                                                                                             PRINCIPAL OCCUPATION(S)
                                            TERM OF OFFICE  NUMBER OF PORTFOLIOS              DURING PAST 5 YEARS;
                        POSITION(S) HELD    AND LENGTH OF     IN FUND COMPLEX               OTHER DIRECTORSHIPS HELD
NAME AND AGE            WITH THE TRUSTS      TIME SERVED    OVERSEEN BY TRUSTEE                     BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
John A. Benning         Trustee of the      Since           TT International      Retired (since 2001); Senior Vice President
Age: 68                 Feeder Trust and    August 2000     U.S.A. Master &       and General Counsel, Liberty Financial
                        the Portfolio                       Feeder Trusts:        Companies, Inc. (financial services)
                        Trust                               4 Portfolios          (1998-2001).

                                                                                  Trustee, Liberty All-Star Equity Fund (one
                                                                                  mutual fund) and Director, Liberty All-Star
                                                                                  Growth Fund, Inc. (one mutual fund) (since
                                                                                  October 2002); Director, ICI Mutual Insurance
                                                                                  Company (since June 2000); Director, SageLife
                                                                                  Assurance of America (variable annuity
                                                                                  insurance company) (since June 2000); General
                                                                                  Partner, Mad River Green Partners (real
                                                                                  estate) (since 1972).

Peter O. Brown          Trustee of the      Since           TT International      Counsel, Harter, Secrest & Emery LLP (law
Age: 62                 Feeder Trust and    August 2000     U.S.A. Master &       firm) (since 2001); Partner, Harter, Secrest &
                        the Portfolio                       Feeder Trusts:        Emery LLP (from 1998-2000).
                        Trust                               4 Portfolios

                                                                                  Trustee, CGM Trust (five mutual funds) and
                                                                                  CGM Capital Development Fund (one mutual
                                                                                  fund) (since June 1993).

Robert W. Uek           Trustee of the      Since           TT International      Self-Employed Consultant (since 1999);
Age: 61                 Feeder Trust and    August 2000     U.S.A. Master &       Partner, PricewaterhouseCoopers LLP
                        the Portfolio                       Feeder Trusts:        (accounting firm) (1997 to June 1999).
                        Trust                               4 Portfolios

                                                                                  Trustee, Hillview Investment Trust II (three
                                                                                  mutual funds) (since September 2000).

(1) Non-Interested Trustees are those Trustees who are not "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act.

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED)

INTERESTED TRUSTEES(2)

                                                                                             PRINCIPAL OCCUPATION(S)
                                            TERM OF OFFICE  NUMBER OF PORTFOLIOS              DURING PAST 5 YEARS;
                        POSITION(S) HELD    AND LENGTH OF     IN FUND COMPLEX               OTHER DIRECTORSHIPS HELD
NAME AND AGE            WITH THE TRUSTS      TIME SERVED    OVERSEEN BY TRUSTEE                     BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
David J.S. Burnett(3)   Trustee of the      Since           TT International      Managing Partner, TT International (since
Age: 45                 Feeder Trust and    August 2000     U.S.A. Master &       September 1998); Director, Brunswick
                        the Portfolio                       Feeder Trusts:        UBS Warburg Ltd. (investment banking)
                        Trust                               4 Portfolios          (May 1998 to August 1998); Director, Dalgland
                                                                                  Nominees (PM) Ltd. (nominee company)
                                                                                  (November 1995 to August 1998);
                                                                                  Chairman, Fenway Services Limited
                                                                                  (securities trader) (November 1997 to
                                                                                  August 1998); Director, Warburg Dillon Read
                                                                                  Securities (South Africa) (stock broker)
                                                                                  (October 1995 to August 1998).

                                                                                  Director, TJA Inc. (investment company) (since
                                                                                  November 2002);Chairman, TT International
                                                                                  Bermuda Ltd. Director, TT International (since
                                                                                  November 2001); Funds PLC (investment management)
                                                                                  (since August 2001); Director, TT International
                                                                                  Advisors Inc. (investment marketing) (since March
                                                                                  2001); Director, TT Europe Alpha Fund Ltd.
                                                                                  (investment management) (since July 2000);
                                                                                  Director, TT Europe Beta Fund Ltd. (investment
                                                                                  management) (since June 2000); Director,
                                                                                  TT Crosby Limited (investment holding
                                                                                  company) (since January 1999).

J. Luther King, Jr.(4)  Trustee of the      Since           TT International      Chairman, President and Director, Luther
Age: 62                 Portfolio Trust     August 2000     U.S.A. Master         King Capital Management Corporation
                                                            Trust: 2 Portfolios   (investment counseling) (since March 1979).

                                                            LKCM International    Director, V.P., DK Leasing Corp. (private plane)
                                                            Fund: 1 Portfolio     (since April 1993); Member, Investment
                                                                                  Advisory Committee, Board of Trustees of the
                                                                                  Employees Retirement System of Texas (since
                                                                                  September 1987); President, 4K Land & Cattle
                                                                                  Company (since November 1994); Director, Hunt
                                                                                  Forest Products (lumber) (since February 1993);
                                                                                  Board of Governors, Investment Company
                                                                                  Association of America (trade organization)
                                                                                  (since May 1991); Board Chairman, JLK Venture
                                                                                  Corp. (private equity) (since June 1995);
                                                                                  Director, LKCM Funds (investment company)
                                                                                  (since July 1994); Director, Ruston Industrial
                                                                                  Corp. (forest products) (since February 1993);
                                                                                  Director, Southwestern Exposition & Livestock
                                                                                  (since April 1997); President, Southwest JLK
                                                                                  (holding company of LKCM) (since February 1983);
                                                                                  Trustee, Texas Christian University (since March
                                                                                  1992); Director, Treasurer, Texas Southwestern
                                                                                  Cattleraisers Foundation (since November
                                                                                  1995); Investment Advisory Committee,
                                                                                  University of Texas Investment Management
                                                                                  (since June 1996); Director, XTO (oil & gas)
                                                                                  (since April 1991).

(2) Interested Trustees are those Trustees who are "interested persons" of the Feeder Trust or the Portfolio Trust as defined in the 1940 Act.

(3) Mr. Burnett is deemed to be an "interested" Trustee of the Feeder Trust and the Portfolio Trust because of his affiliation with TT International, the investment manager of the Fund and the Portfolio.

(4) Mr. King is deemed to be an "interested" Trustee of the Portfolio Trust because of his ownership of shares of LKCM International Fund, which invests substantially all of its assets in the Portfolio Trust, and because of his affiliation with Luther King Capital Management, the investment adviser to the LKCM International Fund.

MANAGEMENT OF THE FUND AND THE PORTFOLIO (UNAUDITED)

OFFICERS OF THE FEEDER TRUST AND THE PORTFOLIO TRUST

                                                                                PRINCIPAL OCCUPATION(S)
                                            TERM OF OFFICE                       DURING PAST 5 YEARS;
                        POSITION(S) HELD    AND LENGTH OF                      OTHER DIRECTORSHIPS HELD
NAME AND AGE            WITH THE TRUSTS      TIME SERVED                               BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
David J.S. Burnett      Trustee and         Since           Managing Partner, TT International (since September 1998);
Age: 45                 President           August 2000     Director, Brunswick UBS Warburg Ltd. (investment banking)
                                                            (May 1998 to August 1998), Director, Dalgland Nominees (PM) Ltd.
                                                            (nominee company) (November 1995 to August 1998);
                                                            Chairman, Fenway Services Limited (securities trader)
                                                            (November 1997 to August 1998); Director, Warburg Dillon
                                                            Read Securities (South Africa) (stock broker) (October 1995 to
                                                            August 1998).

                                                            Director, TJA Inc. (investment company) (since November 2002);
                                                            Chairman, TT International Bermuda Ltd. (since November 2001);
                                                            Director, TT International Funds PLC (investment management)
                                                            (since August 2001); Director, TT International Advisors Inc.
                                                            (investment marketing) (since March 2001); Director, TT Europe Alpha
                                                            Fund Ltd. (investment management) (since July 2000); Director, TT Europe
                                                            Beta Fund Ltd. (investment management) (since June 2000); Director,
                                                            TT Crosby Limited (investment holding company) (since January 1999).

S. Austin Allison       Secretary           Since           Partner, Head of Compliance & Legal, TT International (since
Age: 55                                     August 2000     January 2001); Head of Compliance and Legal, TT International
                                                            (June 2000 to December 2000); Director, TT Investment
                                                            Advisors Inc. (since March 2001); Director, TT International Funds
                                                            PLC (since August 2001); Director, TT International (Bermuda) Limited
                                                            (since November 2001); Director, TJA Inc. (investment company) (since
                                                            November 2002); Director, Legal & Compliance, Westdeutsche Landesbank
                                                            Group (banking, financial services) (January 1997 to June 2000).

Graham Barr             Treasurer           Since           Financial Controller, TT International (since June1998);
Age: 37                                     August 2000     Company Secretary, TT Crosby Ltd. (investment holding company)
                                                            (from November 1999 to November 2002); Head of Investment
                                                            Accounting, AIB Govett Asset Management (fund management)
                                                            (August 1993 to June 1998).

Jeff Gaboury            Assistant           Since           Director, Mutual Fund Administration, Investors Bank& Trust Company
Age: 34                 Treasurer           August 2000     (since October 1996).

Jill Grossberg          Assistant           Since           Director and Counsel, Mutual Fund Administration, Investors Bank & Trust
Age: 56                 Secretary           August 2000     Company (since April 2000); Assistant Vice President and Associate
                                                            Counsel, Putnam Investments (March 1995 to March 2000).

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